SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


 Date of Report (Date of earliest event reported) September 16, 1999

                   BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)


 Pennsylvania                     0-10822                    25-1229323
(State of other jurisdiction  (Commission File Number)    (IRS Employer
  of incorporation)                                      Identification No.)


      300 Indian Springs Road, Indiana, Pennsylvania 15701
    (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (412) 349-1811



_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)







Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.

          Biocontrol Technology, Inc. announced today that the U.S. Food and Drug Administration has responded to the first module in its Modular PMA submission for the Diasensor 2000 Noninvasive Glucose Monitor. The module, which is centered on the manufacturing process, was submitted to the FDA for review in May of this year.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not Applicable.

          (b)  Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits - Press Release.

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIOCONTROL TECHNOLOGY, INC.

                                   by  /s/   Fred E. Cooper
                                             Fred E. Cooper, CEO

DATED:  September 16, 1999



                                     BICO
                           BIOCONTROL TECHNOLOGY, INC
                            2275 Swallow Hill Road, Building 2500
                                            Pittsburgh, PA  15220
Press Release

Investors                                              Media
Diane McQuaide                                         Susan Taylor
1.412.429.0673  phone                                  1.412.429.0673 phone
1.412.279.9690  fax                                    1.412.279.5041 fax



       FDA RESPONDS TO BIOCONTROL'S DIASENSOR MODULAR SUBMISSION

     Pittsburgh, PA - September 16, 1999 - Biocontrol Technology, Inc. (OTCBB:BICO) announced today that the U.S. Food and Drug Administration (FDA) has responded to the first module in its Modular PMA submission for the Diasensor 2000 Noninvasive Glucose Monitor. The module, which is centered on the manufacturing process, was submitted to the FDA for review in May of this year.
     The Company said that it has answered the FDA's requests in its recent response and is working closely with the agency to satisfy the FDA's requirements for approval of the module.
     The FDA recently implemented the modular PMA submittal process which allows medical device manufacturers to submit application information for market approval one segment at a time. Biocontrol will submit additional information in subsequent modules to complete its PMA submission, which will include clinical and nonclinical testing of its Diasensor monitor.
     The Company further announced that the FDA has scheduled a meeting with Biocontrol in early October.
     Biocontrol Technology has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental products. Subsidiary, Diasensor.com, Inc., also located in Pittsburgh, PA owns the patent, marketing and distribution rights to the sensor while Biocontrol has the exclusive rights to the research and development and manufacturing of the sensor.

WEBSITE:  www.bico.com
INVESTOR RELATIONS NEWSLINE NUMBER:  1.800.357.6204